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                                                                    Exhibit 99.1

                                HEALTHOLOGY, INC.
                                STOCK OPTION PLAN
                      (AS AMENDED THROUGH JANUARY 7, 2005)

                                   ARTICLE 1
                                     PURPOSE

         1.1 GENERAL. The purpose of the Healthology, Inc. Stock Option Plan (the "Plan") is to promote the success, and enhance the value, of Healthology, Inc. (the "Company"), by linking the personal interests of its officers, directors, key employees and consultants to those of the Company's Shareholders and by providing such officers, directors, key employees and consultants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of the officers, directors, key employees and consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant from time to time of options to purchase Common Shares to selected officers, directors, key employees and consultants.

                                    ARTICLE 2
                                   DEFINITIONS

         2.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 or 3.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "Board" means the Board of Directors of iVillage Inc.

                  (b) "Cause" means the continued failure by a Participant to substantially perform such Participant's duties in connection with his/her employment or consulting engagement after written warning identifying the lack of substantial performance are communicated to the Participant by the Company that identify the manner in which the Company believes that the Participant has failed to substantially perform such duties, or the engaging by a Participant in illegal or improper conduct that is materially injurious to the business, reputation or prospects of the Company or any Subsidiary, unless otherwise defined in an employment, consulting or Option agreement between the Participant and the Company or a Subsidiary in effect on the date of termination, in which case "Cause" shall be defined as set forth therein.

                  (c) "Change in Control" means a change in control of the Company after the closing of an initial public offering of Common Shares or other securities of the Company registered under the Securities Act on a Registration Statement on Form S-1 of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item l(a) of a Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, a Change in Control shall also be deemed to have occurred at such time as:

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                           (i) any "person" within the meaning of Section 14(d)
of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan(s) sponsored by the Company or any Subsidiary, is or has become the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at the election of the Board;

                           (ii) individuals who constitute the Board immediately
prior to any meeting of Shareholders (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director whose election, or nomination for election by the Company's Shareholders, was approved by a vote of at least seventy-five percent (75%) of the voting interests of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board;

                           (iii) upon approval by the Company's Shareholders of
a reorganization, merger, share exchange or consolidation, other than one with respect to which those persons who were the beneficial owners, immediately prior to such reorganization, merger, share exchange or consolidation, of outstanding securities of the Company ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than 75% of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of the Board; or

                           (iv) upon approval by the Company's Shareholders of a
complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Subsidiary.

         Notwithstanding the occurrence of any of the foregoing, the Board may determine, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be so considered. Such determination shall be effective if it is made by the Board prior to the occurrence of an event that otherwise would be or probably will lead to a Change in Control or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably will lead to a Change in Control. Upon such determination, such event or events shall not be deemed to be a Change in Control for any purposes hereunder, including but not limited to,
Section 9.6.

                  (d) "Change in Control Price" means the highest closing price per share paid for the purchase of Common Shares or a Company security in a national securities market during the ninety (90) day period ending on the date the Change in Control occurs or, conversely, the Fair Market Value per Share, as most recently determined by the Board prior to the date the Change in Control occurs.

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                  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (f) "Committee" means the committee of the Board described in
Article 4.

                  (g) "Common Share" means a share of the Company's common stock, par value $0.01 per share, or the common stock of any parent corporation (as defined in ss. 424(e) of the Code) (the "Parent") and such other securities of the Company or the Parent as may be substituted for a Common Share pursuant to the terms of the Plan including but not limited to Article 9 hereof.

                  (h) "Company" means Healthology, Inc., a Delaware corporation.

                  (i) "Disability" shall mean any permanent disability as defined by Section 22(e)(3) of the Code. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of a Participant's Disability.

                  (j) "Effective Date" has the meaning assigned such term in
Section 3.1.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  (l) "Fair Market Value" means the closing price of the Common Shares on the New York Stock Exchange or other national securities exchange on the day on which such value is to be determined or, if no Common Shares were traded on such day, on the next preceding day on which Common Shares were traded, as reported by the National Quotation Bureau, LLC or other national quotation service. If the Common Shares are not traded on an exchange but are traded in the over-the-counter market, Fair Market Value means the closing "asked" price of the Common Shares in the over-the-counter market on the day on which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no Common Shares were traded on such day, on the next preceding day on which the Common Shares were traded, as reported by the National Association of Securities Dealers Automatic Quotation System (NASDAQ) or other national quotation service. If Common Shares are not traded on a national securities exchange, the "Fair Market Value" shall mean such value as may be determined by the Board from time to time using objective and appropriate valuation techniques consistently applied.

                  (m) "Incentive Stock Option" means an Option that is intended to qualify as an incentive stock option, as defined pursuant to Section 422 of the Code.

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                  (n) "Non-Qualified Option" means an Option that is not
intended to qualify as an Incentive Stock Option.

                  (o) "Option" means a right granted to a Participant under
Article 7 of the Plan to purchase Common Share(s) at a specified price during specified time periods.

                  (p) "Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

                  (q) "Participant" means a person who, as an officer, director, key employee or consultant of the Company or any Subsidiary, has been granted an Option under the Plan.

                  (r) "Plan" means the Healthology, Inc. Stock Option Plan, as amended from time to time.

                  (s) "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule to the same effect.

                  (t) "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  (u) "Shareholder(s)" means an owner(s) of Common Shares.

                  (v) "Subsidiary" means any corporation that qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

                  (w) "10% Shareholder" means an individual who, at the time an Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock issued by the Company or by any parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code or any successor provision thereto

                                   ARTICLE 3
                                 EFFECTIVE DATE

         3.1 EFFECTIVE DATE. The Plan was originally adopted and became effective on September 1, 1999 (the "Effective Date"), and subsequently was amended and restated in its current form effective as of August 31, 2000.

                                   ARTICLE 4
                                 ADMINISTRATION

         4.1 PLAN ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") appointed by the Board from time to time and consisting of at least two members of the Board. No member of the Committee shall be eligible to participate in the Plan during the time that he is a member of the Committee. At any time that awards under the Plan are subject to Rule 16b-3, each member of the Committee shall be a "non-employee director" within the meaning of such Rule. In addition, at any time that the Company is subject to Section 162(m) of the Code, each member of the Committee shall be an "outside director" within the meaning of such Section.. The fact that a Participant is a director of the Company will not make him or her ineligible for a grant of an Option unless he or she is also a member of the Committee. In the absence of an appointment of a Committee, the Board shall serve as the Committee, provided that any member who is not disinterested at the time the Board takes action under the Plan shall abstain from such action.

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         4.2 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

                  (a) Designate Participants;

                  (b) Determine the type or types of Options to be granted to each Participant;

                  (c) Determine the number of Options to be granted and the number of Common Shares to which an Option will relate;

                  (d) Determine the terms and conditions of any Option granted under the Plan, including but not limited to, the exercise price, any restrictions or limitations on the Option, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Option, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                  (e) Determine whether, to what extent, and under what circumstances an Option may be settled in, or the exercise price of an Option may be paid in, cash, or other property, or an Option may be canceled, forfeited, or surrendered;

                  (f) Prescribe the form of each Option Agreement, which need not be identical for each Participant;

                  (g) Decide all other matters that must be determined in connection with an Option;

                  (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

                  (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.



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         4.3 DECISIONS BINDING. The Committee's interpretation of the Plan, any
Options granted under the Plan, and any Option Agreement entered into pursuant to the Plan, and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. The execution of an Option Agreement by the members of the Plan Committee shall, for all purposes, constitute the action of the Committee with respect to the matters set forth in Section 4.2 hereof, and no further authorization or action shall be required to effectuate such action.

                                   ARTICLE 5
                                   ELIGIBILITY

5.1 GENERAL. Options may be granted only to individuals who are (i) officers or other key employees (including employees who also are directors or officers) of the Company or a Subsidiary, (ii) bona fide consultants to the Company or a Subsidiary, as determined by the Committee, or (iii) directors of the Company or a Subsidiary.

                                   ARTICLE 6
                        COMMON SHARES SUBJECT TO THE PLAN

         6.1 NUMBER OF COMMON SHARES.

                  (a) Subject to adjustment as provided in Section 8.1, the aggregate number of Common Shares of the Company reserved and available for Options shall be 5,000,000.

                  (b) Notwithstanding any provision of the Plan to the contrary, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed the total number of Common Shares specified in Section 6.1(a).

         6.2 LAPSED AWARDS. To the extent that an Option is canceled, terminates, expires or lapses for any reason, any Common Shares subject to the Option will again be available for the grant of an Option under the Plan. In the event that prior to the Option's cancellation, termination, expiration, or lapse, the holder of the Option at any time received one or more "benefits of ownership" pursuant to such Option (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Common Shares subject to such Option shall not be available for regrant under the Plan.

         6.3 COMMON SHARE DISTRIBUTED. Any Common Share distributed pursuant to an Option may consist, in whole or in part, of an authorized and unissued Common Share, a Treasury Common Share or a Common Share purchased on the open market.

         6.4 LIMITATION ON NUMBER OF COMMON SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, the maximum number of Common Shares with respect to one or more Options that may be granted to any one Participant in any one taxable year shall be subject to the Committee's reasonable discretion, subject to adjustment as set forth in Article 9 hereto.

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                                    ARTICLE 7
                                     OPTIONS

         7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per Common Share under an Option shall be determined by the Committee and may be less than, equal to or greater than the Fair Market Value of a Common Share on the date such Option is granted; provided, however, that in no event may the exercise price per Common Share of an Incentive Stock Option granted to a 10% Shareholder be less than 110% of the Fair Market Value of a Common Share on the date of grant, and in no event may the exercise price per Common Share of any other Incentive Stock Option be less than 100% of the Fair Market Value of a Common Share on the date of grant.

                  (b) TIME AND CONDITIONS OF EXERCISE.

                           (i) The Committee shall determine the time or times
at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

                           (ii) In connection with the grant of any Options, the
Committee may provide in the Option Agreement for the termination of all or any portion of the Options under certain circumstances, including, without limitation, termination of a Participant's employment or his or her consulting engagement, as the case may be, provided that the Committee may distinguish among various causes of termination as the Committee deems appropriate. In addition, the Committee may provide, through the Option Agreement or otherwise, that if a Participant's employment or consulting engagement, as the case may be, is terminated: (i) such Participant's Option(s) may be exercised for specified periods thereafter but no later than the expiration date of such Option; (ii) to the extent not fully exercisable on the date of termination of employment or consulting engagement, as the case may be, such Option may continue to become exercisable within the term of the Option; (iii) some or all of the Options not fully exercisable on the date of termination of employment or consulting engagement, as the case may be, may be deemed fully exercisable; or (iv) if such termination is for Cause, all unexercised Options (whether or not vested) shall immediately terminate. A Participant's employment or consulting engagement shall be deemed to terminate on the last date for which he or she receives a regular wage or salary payment (excluding severance payments unless otherwise provided in the Option Agreement) or other remuneration for his or her services provided. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur where the Participant transfers from the Company to one of its Subsidiaries, transfers from a Subsidiary to the Company or transfers from one Subsidiary to another Subsidiary.

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                  (c) PAYMENT. The Committee shall determine the methods by
which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash or other property (including "cashless exercise" arrangements), and the methods by which Common Share(s) shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the exercise price of an Option by directing the Company to withhold from the Common Shares that would otherwise be issued upon exercise of the Option that number of Common Shares having a Fair Market Value on the exercise date equal to the exercise price, all as determined pursuant to rules and procedures established by the Committee.

                  (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Option Agreement between the Company and the Participant. The Option Agreement shall include such provisions as may be specified by the Committee.

                  (e) SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS. Notwithstanding any provision of the Plan to the contrary, in the case of any grant of Incentive Stock Options, (i) the aggregate Fair Market Value per share on the date of grant of the Common Shares subject to such Incentive Stock Options (and all other incentive stock options granted by the Company or any parent or subsidiary corporation) that are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000, (ii) on the date of such grant, the optionee must be an employee of the Company or a Subsidiary, and
(iii) if, for any reason, such Options fail or cease to satisfy any of the requirements for treatment as Incentive Stock Options, such Options shall thereupon be treated as Non-Qualified Options for purposes of the Plan.

                                   ARTICLE 8
                          CHANGES IN CAPITAL STRUCTURE

         8.1 GENERAL. If the Company's outstanding Common Shares are increased or decreased or changed into or exchanged for a different number or kind of securities of the Company by reason of any recapitalization, reclassification, split, combination of Common Shares, dividend, or transaction having similar effect, the Board shall proportionately and appropriately adjust (i) the number of Common Shares authorized and reserved for grants under the Plan as set forth in Section 6.1; (ii) the number of Common Shares that may be subject to one or more Options granted to any one Participant in any one taxable year as set forth in Section 6.4; and (iii) the number and kind of Common Shares that are subject to each Option and the exercise price per share, without any change in the aggregate price to be paid therefor upon exercise of each Option.

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                                   ARTICLE 9
                    GENERAL PROVISIONS APPLICABLE TO OPTIONS

         9.1 STAND-ALONE, TANDEM AND SUBSTITUTE OPTIONS. Options granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Option granted under the Plan. If an Option is granted in substitution for another Option, the Committee may require the surrender of such other Option in consideration of the grant of the new Option. Options granted in addition to or in tandem with other Options may be granted either at the same time as or at a different time from the grant of such other Options.

         9.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Option for a payment in cash or another Option (subject to Section 8.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

         9.3 TERM OF OPTION. The term of each Option shall be for the period as determined by the Committee; provided, however, that in no event may the term of any Incentive Stock Option granted to a 10% Shareholder exceed a period of five
(5) years from the date of grant, and in no event may the term of any other Option exceed a period of ten (10) years from the date of grant.

         9.4 LIMITS ON TRANSFER. No right or interest of a Participant in any Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No portion of an Incentive Stock Option may be assignable or transferable by a Participant, except by will or the laws of descent and distribution, and no portion of any other Option may be assignable or transferable by a Participant, except by will, by the laws of descent and distribution or as otherwise provided in the applicable Option Agreement.

         9.5 CERTIFICATES. All certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Common Shares are listed, quoted, or traded. The Committee may place legends on any Common Share certificate to reference restrictions applicable to the Common Share.

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         9.6 CHANGES IN CONTROL.

                  (a) Change in Control Followed by Employment Termination. In the event that a Change in Control shall occur and an employee-Participant's employment shall terminate, except as provided in the next sentence, within twelve (12) months after the Change in Control, then (i) all unexercised Options (whether vested or not vested) shall automatically become one hundred percent (100%) vested upon the effective date of such termination; (ii) no other terms, conditions, restrictions or limitations shall be imposed upon any such Options after such date, and in no circumstance shall an Option be forfeited on or after such date; and (iii) all such Options shall be valued on the basis of the greater of the Change in Control Price or the Fair Market Value on the date of such termination, less the aggregate applicable exercise price, and such value shall promptly be paid to the Participant in cash by the Company or its successor. The foregoing shall not apply if employment termination is due to (i) death; (ii) disability entitling the Participant to benefits under the Company's or its successor's long-term disability plan; (iii) Cause; or (iv) resignation (other than (A) resignation within thirty (30) days following a declined reassignment to a job that is not reasonably equivalent in responsibility or compensation or that is not in the same geographic area, or (B) resignation within thirty (30) days following a reduction in base pay).

                  (b) Miscellaneous. Upon a Change in Control, no action, including, without limitation, the amendment, suspension or termination of the Plan, shall be taken that would adversely affect the rights of any Participant or the operation of the Plan with respect to any Option to which a Participant may have become entitled hereunder on or prior to the date of the Change in Control or to which such Participant may become entitled as a result of such Change in Control.

         9.7 MODIFICATION, EXTENSION AND RENEWAL. The Committee may modify, renew or accept the surrender of outstanding Options issued under the Plan (or the surrender of similar grants issued under any other plan of the Company or a Subsidiary), including the acceleration or waiver of any vesting or other restrictions or limitations, or the conversion of such Options (with appropriate adjustments) to the applicable securities of any successor corporation to the Company, and the Committee may authorize new Options pursuant to the Plan in substitution for any outstanding Options. Any substituted, modified or converted Options may bear such different or additional terms and conditions as the Committee shall deem appropriate within the limitations of the Plan. The determination of the Committee as to the terms of any of the foregoing may be made without regard to whether a Change in Control has or has not occurred (or whether the Committee has determined that any event shall not be considered to be a Change in Control) and shall be conclusive and binding notwithstanding the provisions of the respective agreements regarding exercisability. Any fractional Common Shares resulting from any of the foregoing adjustments under this Section shall be disregarded and eliminated. However, no modification of an Option shall, without the consent of the Participant holding the Option, adversely affect the rights or obligations of such Participant with respect to such Option.

                                   ARTICLE 10
                     AMENDMENT, MODIFICATION AND TERMINATION

         10.1 AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan. However, without approval of the Shareholders of the Company, no such termination, amendment, or modification may:

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                  (a) Increase the total number of Common Shares that may be issued under the Plan, except as provided in Section 8.1;

                  (b) Modify the eligibility requirements for participation in the Plan; or

                  (c) Materially increase the benefits accruing to Participants under the Plan.

         10.2 OPTIONS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect any Option previously granted under the Plan, without the written consent of the affected Participant.

                                   ARTICLE 11
                               GENERAL PROVISIONS

         11.1 NO RIGHTS TO OPTIONS. No Participant, employee or consultant shall have any claim to be granted any Option under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees and/or consultants uniformly.

         11.2 NO SHAREHOLDERS RIGHTS. No Option gives the Participant any of the rights of a Shareholder or the Company unless and until Common Shares are in fact issued to such person in connection with such Option.

         11.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Option is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding Common Shares having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

         11.4 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Option Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or consulting engagement at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

         11.5 UNFUNDED STATUS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to the Plan, nothing contained in the Plan or any Option Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

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         11.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary.

         11.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         11.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         11.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         11.10 FRACTIONAL COMMON SHARES. No fractional Common Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Common Shares or whether such fractional Common Shares shall be eliminated by rounding up.

         11.11 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Common Shares or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act any of the Common Shares paid under the Plan. If the Common Shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such Common Shares in such manner as it deems advisable to ensure the availability of any such exemption.

         11.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

         11.13 IN WITNESS WHEREOF, Healthology, Inc., acting by and through its duly authorized officers, has executed this instrument as of the 31st day of August, 2000.

ATTEST:                                          HEALTHOLOGY, INC.




By:  ________________________                    By:  ______________________
      Larry Kaplan                                    Steven Haimowitz, M.D.




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